1,000,000 Units

                              WESTOWER CORPORATION

                             Each Unit Consisting of
                          One share of Common Stock and
                  One Redeemable Common Stock Purchase Warrant

                                                                         , 1997

                             UNDERWRITING AGREEMENT


NATIONAL SECURITIES CORPORATION
         As Representative of the Several Underwriters
c/o: National Securities Corporation
875 North Michigan Avenue
Suite 1560
Chicago, Illinois 60611

Dear Sirs:

         Westower Corporation, a Washington Corporation (the "Company"), proposes to sell, in each case to you and the other underwriters named in
Schedule I hereto (collectively, the "Underwriters"), for whom National Securities Corporation is acting as managing underwriter and representative (the "Representative"), in the respective amounts set forth opposite each Underwriter's name in Schedule I hereto an aggregate of 1,000,000 units, each Unit consisting of one share of Common Stock, $.01 par value per share, of the Company (the "Common Stock"), and one redeemable common stock purchase warrant (individually, a "Redeemable Warrant"), each of which entitles the holder thereof to purchase one share of Common Stock at a price of $___. Such Units, together with (a) the shares of Common Stock and Redeemable Common Stock
Purchase Warrant comprising such Units and (b) the shares of Common Stock issuable upon exercise of such Redeemable Common Stock Purchase Warrant are collectively referred to herein as the "Underwritten Securities"). The Company and certain shareholders (the "Selling Shareholders") also propose to grant to the Underwriters (i) the Underwriters' Option (described in Section 2(b) hereof) to purchase up to an aggregate of 150,000 additional Units solely to cover over-allotments in the sale of the Underwritten Securities (such additional Units, together with (a) the shares of Common Stock and Redeemable Common Stock Purchase Warrants comprising such additional Units and (b) the shares of Common Stock issuable upon exercise of such Redeemable Common Stock Purchase Warrants, are collectively referred to herein as the "Option Securities"); and (ii) the Underwriters' Warrants (described in Section 7 hereof) to purchase 100,000 additional Units, which additional Units are identical to the Units described above (individually, such Underwriters' Warrants and additional Units, together with (a) the shares of Common Stock and Redeemable Common Stock Purchase
Warrants comprising such additional Units and (b) the shares of Common Stock issuable upon exercise of such Redeemable Common Stock Purchase Warrants, are collectively referred to herein as the ("Underwriters' Securities"). The Underwritten Securities, the Option Securities and the Underwriters' Securities are collectively referred to herein as the "Securities."

         The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement (as defined below) and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in Section 1(a)(i) below with respect to the offering of the Securities, and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information (as defined below). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the most recent Preliminary Prospectus which predates or coincides with the Execution Time. "Prospectus" shall mean the final prospectus with respect to the offering of the Securities that contains the Rule 430A Information. "Registration Statement" shall mean the registration statement referred to in Section 1(a)(i) below, including Exhibits and Financial Statements, in the form in which it has or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined) or any settlement date pursuant to Section 3(c) hereof, shall also mean such registration statement as so amended on such date. Such term shall include Rule 430A Information (as defined below) deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Securities Act of 1933, as amended (the "Act"). "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

1.       Representations and Warranties of the Company.

         The  Company   represents  and  warrant  to,  and  agrees  with,   each
Underwriter that:

                  (a) The  Company  meets the  requirements  for the use of Form
         SB-2 under the Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a related preliminary prospectus ("Preliminary Prospectus"), on Form SB-2 (Commission File No._______) (the "Registration Statement") for the registration under the Act of the Securities. The Company may have filed one or more amendments thereto, including related Preliminary Prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission either, prior to effectiveness of such Registration Statement, a further amendment thereto (including the form of Prospectus) or, after effectiveness of such Registration Statement, a Prospectus in accordance with Rules 430A and 424(b)(1) or (4). As filed, such amendment and form of Prospectus, or such Prospectus, shall include all Rule 430A Information and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you in writing, prior to the Execution Time, will be included or made therein.

                  (b)  Each  Preliminary  Prospectus,  at  the  time  of  filing thereof, conformed in all material respects with the applicable requirements of the Act and the rules and regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If the Effective Date is prior to or simultaneous with the Execution Time, (i) on the
         Effective Date, the Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations thereunder and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and
         (ii) at the Execution Time, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations thereunder, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state a material fact required to be stated therein or necessary in order to make the statements therein (and, in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. If the Effective Date is subsequent to the Execution Time, on the Effective Date, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the rules and regulations thereunder, and neither of such documents will contain any untrue statement of any material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (and, in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplements thereto) based upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

                  (c) The Company has no subsidiaries other than those listed in the Registration Statement as of the Effective Date.

                  (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it conducts its business or owns property and in which the failure, individually or in the aggregate, to be so qualified would have a material adverse effect on the properties, assets, operations, business or condition (financial or otherwise) of the Company ("Material Adverse Effect"). The Company has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all government regulatory officials and bodies, to own its properties and conduct its business as described in the Prospectus except where the absence of any such authorization, approval, order, license, certificate or permit would not have a Material Adverse Effect.

                  (e) The Company does not own any shares of capital stock or any other securities of any corporation or any equity interest in any firm, partnership, association or other entity other than as described in the Registration Statement and ownership interests that would not have a Material Adverse Effect.

                  (f) The Company's equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; all outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable, and the certificates therefor are in valid and sufficient form; there are, and, on the Effective Date, the "Closing Date" (as defined in Section 3(a) hereof) and any settlement date pursuant to Section 3(b) hereof, there will be, no other classes of stock outstanding except Common Stock; all outstanding options to purchase shares of Common Stock have been duly and validly authorized and issued; except as described in the Prospectus, there are, and, on the Closing Date and any settlement date pursuant to Section 3(b) hereof, there will be, no options, warrant or rights to acquire, or debt instruments convertible into or exchangeable for, or other agreements or understandings to which the Company is a party, outstanding or in existence, entitling any person to purchase or otherwise acquire shares of capital stock of the Company; the issuance and sale of the Securities have been duly and validly authorized and, when issued and delivered and paid for, the Securities will be fully paid and nonassessable and free from preemptive rights, and will conform in all respects to the description thereof contained in the Prospectus; the Redeemable Warrant and Underwriters' Warrant will, when issued, constitute valid and binding obligations of the Company enforceable in accordance with their terms and the Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise thereof; the Redeemable Warrant and Underwriters' Warrant will, when issued, possess the rights, privileges and characteristics as represented in the forms Exhibits to the Registration Statement and as described in the Prospectus; the Securities (other than the Underwriters' Warrant) have been approved for listing on the American Stock Exchange upon notice of issuance thereof; the certificates for the Securities are in valid and sufficient form. Each offer and sale of securities of the Company referred to in Item 26 of Part II of the Registration Statement was effected in compliance with the Act and the rules and regulations thereunder, and with all applicable blue sky ("Blue Sky") laws.

                  (g) Other than as described in the Prospectus, there is no pending or, to the best knowledge of the Company, threatened action, suit or proceeding before any court or governmental agency, authority or body, domestic or foreign, or any arbitrator involving the Company of a character required to be disclosed in the Registration Statement or the Prospectus. There is no contract or other document of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit that is not described or filed as required.

                  (h) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights of indemnity and contribution hereunder may be limited by public policy and except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

                  (i) The Company has full corporate power and corporate authority to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Securities in the manner provided in this Agreement. The Company has taken all necessary corporate action to authorize the execution and delivery of, and the performance of its obligations under, this Agreement.

                  (j) Neither the  offering,  issue and sale of the  Securities, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of the terms hereof, will conflict with or result in a breach or violation of, or constitute a default under, or result in the imposition of a lien on any properties of the Company or an acceleration of indebtedness pursuant to, the Certificate of Incorporation or bylaws of the Company, or any of the terms of any indenture or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or any law, order, judgment, decree, rule or regulation applicable to the Company of any court, regulatory body, administrative agency, governmental body, stock exchange or arbitrator having jurisdiction over the Company. The Company is not in violation of its Certificate of Incorporation or bylaws or in breach of or default under any of the terms of any indenture or other agreement or instrument to which it is a party or by which it or its properties are bound, which breach or default would, individually or in the aggregate, have a Material Adverse Effect.

                  (k) Except as disclosed in the Prospectus, no person has the right, contractual or otherwise, to cause the Company to issue to it any shares of capital stock in consequence of the issue and sale of the Securities, nor does any person have preemptive rights, or rights of first refusal or other rights to purchase any of the Securities. Except as referred to in the Prospectus, no person holds a right to require or participate in a registration under the Act of Common Stock or any other equity securities of the Company.

                  (l) The Company has not (i) taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) effected any sales of shares of securities that are required to be disclosed in response to Item 26 of Part II of the Registration Statement (other than transactions disclosed in the Registration Statement or the Prospectus).

                  (m) No consent, approval, authorization or order of, or declaration or filing with, any court or governmental agency or body is required to be obtained or filed by or on behalf of the Company in connection with the transactions contemplated herein, except such as may have been obtained or made and registration of the Securities under the Act, and such as may be required under the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters.

                  (n)  The   accountants   who  have   certified  the  Financial
         Statements filed or to be filed with the Commission as part of the Registration Statement are independent accountants as required by the Act.

                  (o) No stop order preventing or suspending the use of any Preliminary Prospectus has been issued, and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or contemplated by the Commission; no stop order suspending the sale of the Securities in any jurisdiction has been issued and no proceedings for that purpose have been instituted or, to the best knowledge of the Company, threatened or are contemplated; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with.

                  (p) The Company has not sustained since February 28, 1997, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there have not been any changes in the capital stock or long-term debt of the Company, or any material adverse change, or a development known to the Company that could reasonably be expected to cause or result in a material adverse change, in the general affairs, management, financial position, Shareholders' equity, results of operations or prospects of the Company, otherwise than as set forth in the Prospectus. Except as set forth in the Prospectus, there exists no present condition or state of facts or circumstances known to the Company involving its customers which the Company can now reasonably foresee would have a Material Adverse Effect or which would result in a termination or cancellation of any agreement with any customer whose purchases, individually or in the aggregate, are material to the business of the Company, or which would result in any material decrease in sales to any such customer or purchases from any supplier, or which would prevent the Company from conducting its business as described in the Prospectus in essentially the same manner in which it has heretofore been conducted.

                  (q) The Financial Statements and the related notes of the Company included in the Registration Statement and the Prospectus present fairly the financial position, results of operations, cash flow and changes in Shareholders' equity of the Company and the Subsidiaries at the dates and for the periods indicated, subject in the case of the Financial Statements for interim periods, to normal and recurring year-end adjustments. The Financial Statement schedules included in the Registration Statement present fairly the information required to be stated therein. Such Financial Statements and schedules were prepared in conformity with the Commission's rules and regulations and in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as stated therein. The financial information of the Company and the Subsidiaries set forth in the Prospectus under the captions "Capitalization" and "Management's Discussion and Analysis or Plan Operations" fairly present, on the basis stated in the Prospectus, the information included therein. The inventories reflected on the Financial Statements, and thereafter acquired by the Company through the date hereof, taken as a whole, are in all material respects of a quality and quantity usable or salable in the normal course of the business of the Company and the Subsidiaries at values (taken as a whole) at least equal to the values at which such items are carried on the Financial Statements. The values at which such inventories are carried on the Financial Statements reflect the normal inventory valuation policy of the Company and the Subsidiaries (including the writing down of the value of any slow moving or obsolete inventory) of stating inventories at the lower of cost or market on a first-in-first-out basis.

                  (r) The  Company  owns or  possesses,  or has the right to use pursuant to licenses, sublicenses, agreements, permissions or otherwise, adequate patents, copyrights, trade names, trademarks, service marks, licenses and other intellectual property rights necessary to carry on its business as described in the Prospectus, and, except as set forth in the Prospectus. The Company has not received any notice of either (i) default under any of the foregoing or (ii) infringement of or conflict with asserted rights of others with respect to, or challenge to the validity of, any of the foregoing which, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect, and the Company knows of no fact which could reasonably be anticipated to serve as the basis for any such notice.

                  (s) Subject to such exceptions as are not material (A) the Company owns all properties and assets described in the Registration Statement and the Prospectus as being owned by it and (B) the Company has good title to all properties and assets owned by it, free and clear of all liens, charges, encumbrances and restrictions, except as otherwise disclosed in the Prospectus and except for (i) liens for taxes not yet due, (ii) mortgages and liens securing debt reflected on the Financial Statements included in the Prospectus, (iii) materialmen's, workmen's, vendor's and other similar liens incurred in the ordinary course of business that are not delinquent, individually or in the aggregate, and do not have a material adverse effect on the value of such properties or assets to the Company, or on the use of such properties or assets by the Company, in its respective business, and (iv) any other liens that, individually or in the aggregate, are not likely to result in a Material Adverse Effect. All leases to which the Company is a party and which are material to the conduct of the business of the Company are valid and binding and no material default by the Company has occurred and is continuing thereunder; and the Company enjoys peaceful and undisturbed possession under all such material leases to which it is a party as lessee.

                  (t) The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company. The system of internal accounting controls maintained by the Company is sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (u) Except as set forth in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, in each case, which are likely to result in a Material Adverse Effect, and there has not been any payment of or declaration to pay any dividends or any other distribution with respect to the shares of the capital stock of the Company .

                  (v) The Company has obtained and delivered to the Representative the written agreements, in substantially the forms of Exhibit A-1, attached hereto, of each of the persons listed in Exhibit A-2 attached hereto, restricting dispositions of shares of capital stock of the Company on the terms contained in such Exhibits.

                  (w) The Company is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, employment and employment practices, immigration, terms and conditions of employment, health and safety of workers, customs and wages and hours, and is not engaged in any unfair labor practice. No property of the Company has been seized by any governmental agency or authority as a result of any violation by the Company or any independent contractor of the Company of any provisions of law. There is no pending unfair labor practice complaint or charge filed with any governmental agency against the Company. There is no labor strike, material dispute, slow down or work stoppage actually pending or, to the best knowledge of the Company, threatened against or affecting the Company; no grievance or arbitration arising out of or under any collective bargaining agreements is pending against the Company; no collective bargaining agreement which is binding on the Company restricts the Company from relocating or closing any of its operations and the Company has not experienced any work stoppage or other labor dispute at any time.

                  (x) The Company has accurately, properly and timely (giving effect to any valid extensions of time) filed all federal, state, local and foreign tax returns (including all schedules thereto) that are required to be filed, and has paid all taxes and assessments shown thereon. All tax deficiencies asserted or assessed against the Company by the Internal Revenue Service ("IRS") or any other foreign or domestic taxing authority have been paid or finally settled with no remaining amounts owed. Neither the IRS nor any other foreign or domestic taxing authority has examined any tax returns of the Company. The charges, accruals and reserves shown in the Financial Statements included in the Prospectus in respect of taxes for all fiscal periods to date are adequate, and nothing has occurred subsequent to the date of such Financial Statements that makes such charges, accruals or reserves inadequate. The Company is not aware of any proposal (whether oral or written) by any taxing authority to adjust any tax return filed by the Company.

                  (y) Except as set forth in the Prospectus, there are no outstanding loans, advances or guaranties of indebtedness by the Company to or for the benefit of its affiliates, or any of its officers or directors, or any of the members of the families of any of them, which are required to be disclosed in the Registration Statement or the Prospectus.

                  (z) The Company is not an investment company subject to registration under the Investment Company Act of 1940, as amended.

                  (aa) Except as set forth in the Prospectus, the Company has insurance of the types and in the amounts that it reasonably believes is adequate for its business, including, but not limited to, casualty and general liability insurance covering all real and personal property owned or leased by the Company or such Subsidiary, as applicable, against theft, damage, destruction, acts of vandalism and all other risks customarily insured against.

                  (bb) The Company has not at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of law; (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by all applicable laws; or (iii) violated, nor is it in violation of, any provision of the Foreign Corrupt Practices Act of 1977.

                  (cc) The preparation and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

                  (dd) All documents delivered or to be delivered by the Company or any of its directors or officers to the Underwriters, the Commission or any state securities law administrator in connection with the issuance and sale of the Securities were, on the dates on which they were delivered, and will be, on the dates on which they are to be delivered, true, complete and correct in all material respects.

                  (ee) With such exceptions as are not likely to result in a Material Adverse Effect, the Company is in compliance with all Federal, state, foreign and local laws and regulations relating to pollution or protection of human health or the environment ("Environmental Laws"), there are no circumstances that may prevent or interfere with such compliance other than as set forth in the Prospectus, and the Company has not received any notice or other communication alleging a currently pending violation of any Environmental Laws. With such exceptions as are not likely to result in a Material Adverse Effect, other than as set forth in the Prospectus, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products, that may result in the imposition of liability on the Company or any claim against the Company or, to the Company's, best knowledge, against any person or entity whose liability for any claim the Company has or may have assumed either contractually or by operation of law, and the Company has not received any notice or other communication concerning any such claim against the Company or such person or entity.
                  (ff) Except as described in the Prospectus, the Company does not maintain, nor does any other person maintain on behalf of the Company, any retirement, pension (whether deferred or non-deferred, defined contribution or defined benefit) or money purchase plan or trust. There are no unfunded liabilities of the Company with respect to any such plans or trusts that are not accrued or otherwise reserved for on the Financial Statements.
                  (gg) Any certificates signed by an officer of the Company and delivered to the Representative or the Underwriters or to counsel for the Underwriters shall also be deemed a representation and warranty of the Company to the Underwriters as to the matters covered thereby. Any certificate delivered by the Company to its counsel for purposes of enabling such counsel to render the opinions referred to in Section 6(b) will also be furnished to the Representative and counsel for the Underwriters and shall be deemed to be additional representations and warranties by the Company to the Underwriters as to the matters covered thereby.

2.       Purchase and Sale.

         (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and Selling Shareholders agree to issue and sell to the Underwriters an aggregate of 150,000 Units. Each of the Underwriters agrees, severally and not jointly, to purchase from the Company the number of Units set forth opposite its name in Schedule I hereto. The purchase price per Unit to be paid by the several Underwriters to the Company shall be $___ per Unit. No value shall be attributable to the Redeemable Warrant.

         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Shareholders hereby grants an option (the "Underwriters' Option") to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 150,000 Units, consisting of one share of Common Stock and one Common Stock Purchase Warrant, at the purchase price of $6.75 per Unit for use solely in covering any over-allotments made by the Representative for the account of the Underwriters in the sale and distribution of the Underwritten Securities. The shares of Common Stock included in such Units shall be from the Selling Shareholders. Said Underwriters' Option may be exercised in whole or in part at any time on or before the 45th day after the Effective Date upon written or telegraphic notice by the Representative to the Company and Selling Shareholders setting forth the number of Units which the several Underwriters are electing to purchase pursuant to the Underwriters' Option and the settlement date. Delivery of certificates for such Units by the Company and Selling Shareholders, and payment therefor to the Company and the Selling Shareholders, shall be made as provided in Section 3 hereof. The number of Units to be so purchased by each
Underwriter  pursuant  to  the  Underwriters'  Option  shall  be  determined  by multiplying the number of Units to be sold by the Company pursuant to the Underwriters' Option, as exercised, by a fraction, the numerator of which is the number of Units to be purchased by such Underwriter as set forth opposite its name in Schedule I and the denominator of which is the total number of Units to be purchased by all of the Underwriters as set forth on Schedule I (subject to such adjustments to eliminate any fractional Unit purchases as the Representative in its discretion may make).

3.       Delivery and Payment.

         (a) If the Underwriters' Option described in Section 2(b) hereof is exercised on or before the third business day prior to the Closing Date (as defined below), delivery of the certificates for the Units described in Sections 2(a) and the shares of Common Stock described in Section 2(b) hereof shall be made by the Company and Selling Shareholders through the facilities of the Depository Trust Company ("DTC"), and payment therefor, shall be made at the office of the Company at _____a.m. _______ time, on______, 1997 or such later date (not later than_____, 1997) as the Representative shall designate, which date and time may be postponed by agreement among the Representative and the Company or as provided in Section 9 hereof (such date, time of delivery and payment for such Securities being herein called the ("Closing Date"). Delivery of the certificates for such Securities to be purchased on the Closing Date shall be made as provided in the preceding sentence for the respective accounts of the several Underwriters against payment by the several Underwriters through National Securities Corporation of the aggregate purchase price of such Securities being sold by the Company, to or upon the order of the Company, by certified or official bank check or checks drawn on or by a _______ Clearing House bank and payable in next day funds. Certificates for such Securities shall be registered in such names and in such denominations as the Representative may request not less than one full business days in advance of the Closing Date. The Company agrees to have the certificates for the Securities to be purchased on the Closing Date available at the office of the DTC, not later than ____ a.m. _____ time at least one business day prior to the Closing Date.

         (b) If the Underwriters' Option is exercised after the third business day prior to the Closing Date, (i) delivery of the certificates for the Units described in Section 2(a) hereof and payment therefor will be governed by the provisions of Section 3(a) hereof and (ii) the Company will deliver (at the expense of the Company) on the date specified by the Representative (which shall not be less than one nor more than five business days after exercise of the Underwriters' Option), certificates for the Units described in Section 2(b) hereof in such names and denominations as the Representative shall have requested against payment at the office of National Securities Corporation of the purchase price therefor, to or upon the order of the Company, by certified or official bank check or checks drawn on or by a Los Angeles Clearing House bank and payable in next day funds. If settlement for such Securities occurs after the Closing Date, the Company will deliver to the Representative on the settlement date for such Securities, and the obligation of the Underwriters to purchase such Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof. The Company agrees to have the certificates for the Securities to be purchased after the Closing Date available at the office of the DTC, not later than ____a.m. _____ time at least one business day prior to the settlement date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

5. Agreements. The Company agrees with the several Underwriters that:

         (a) The Company will use its best efforts to cause the Registration Statement, and any amendment thereof, if not effective at the Execution Time, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (i) when the Registration Statement shall have become effective, (ii) when any post-effective amendment thereto shall have become effective, (iii) of any request by the Commission for any amendment or supplement of the Registration Statement or the Prospectus or for any additional information with respect thereto, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the receipt by the Company of any notification with respect to the institution or threatening of any proceeding for that purpose and
(v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus without the prior consent of the Representative. The Company will prepare and file with the Commission, promptly upon your request, any amendment to the Registration Statement or supplement to the Prospectus that you reasonably determine to be necessary or advisable in connection with the distribution of the Securities by you, and will use its best efforts to cause the same to become effective as promptly as possible. The Company shall keep the Registration Statement current during the term of the Redeemable Warrant.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it otherwise shall be necessary to supplement the Prospectus to comply with the Act or the rules or regulations thereunder, the Company will promptly prepare and file with the Commission, subject to Section 5(a) hereof, a supplement that will correct such statement or omission or a supplement that will effect such compliance.

         (c) As soon as practicable (but not later than ________, 199_), the Company will make generally available to its security holders and to the Representative an earnings statement or statements (which need not be audited) of the Company covering a period of at least twelve months after the Effective Date (but in no event commencing later than 90 days after such date), which will satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

         (d) The Company will furnish to each of you and counsel for the Underwriters, without charge, one signed copy of the Registration Statement and any amendments thereto (including exhibits thereto) and to each other Underwriter a conformed copy of the Registration Statement and any amendments thereto (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Prospectus and each Preliminary Prospectus and any supplements thereto as the Representative may reasonably request. The Company will furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Act.

         (e) The Company will take all actions necessary for the registration or qualification of the Securities for sale under the laws of such jurisdictions within the United States and its territories as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National
Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the offering, provided that the Company shall not be required to qualify as a foreign corporation or to consent to service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities). Without limiting the foregoing, the Company will use its best efforts to register or qualify the shares of Common Stock underlying the Redeemable Warrant in any jurisdiction where the registered holders of 5 % or more of such Warrant reside, and will use its best efforts to keep such registrations or qualifications in effect during the term of the Redeemable Warrant.

         (f) The Company will apply the net proceeds from the offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

         (g) The Company will (i) cause the Securities (other than the Underwriters' Warrant) to be listed on American Stock Exchange, (ii) comply with all registration, filing and reporting requirements of the Exchange Act, the American Stock Exchange which may from time to time be applicable to the Company and (iii) file a report of sales and use of proceeds on Form SR as required by Rule 463 under the Act.

         (h) During the five-year period commencing on the date hereof, the Company will furnish to its Shareholders, as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly reports of earnings and will furnish to you and, upon request, to the other Underwriters hereunder (i) concurrent with furnishing such quarterly reports to its Shareholders, statements of income and other information of the Company for such quarter in the form furnished to the Company's Shareholders; (ii) concurrent with furnishing such annual reports to its Shareholders, a balance sheet of the Company as at the end of such fiscal year, together with statements of income and surplus and of cash flow of the Company for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of its independent certified public accountants; (iii) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD, the American Stock Exchange, or any other securities exchange; (iv) every press release and every material news item or article in respect of the Company or its affairs which was released or prepared by the Company; and (v) any additional information of a public nature concerning the Company or its business that you may reasonably request. During such five-year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

         (i) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Securities.

         (j) The Company will not, for a period of 90 days following the Effective Date, without the prior written consent of the Representative, offer, sell, contract to sell (including, without limitation, any short sale), transfer, assign, pledge, encumber, hypothecate or grant any option to purchase or otherwise dispose of, any capital stock, or any options, rights or warrant to purchase any capital stock of the Company, or any securities or indebtedness convertible into or exchangeable for shares of capital stock of the Company, except for (i) sales of the Securities as contemplated by this Agreement and
(ii) sales of Common Stock upon the exercise of Redeemable Warrant or outstanding options described in the Prospectus.

         (k) The Company has reserved and shall continue to reserve a sufficient number of shares of Common Stock for issuance upon exercise of the Underwriters' Warrant and Redeemable Warrant.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Units described in Sections 2(a) and 2(b) hereof shall be subject to (i) the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and (in the case of any Units delivered after the Closing Date) any settlement date pursuant to Section 3(b) hereof, (ii) the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, (iii) the performance by the Company of its obligations hereunder, and (iv) the following additional conditions:

         (a) The Registration Statement shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall become effective) not later than ___ p.m. _____ time, on the execution date hereof or at such later date and time as you may approve in writing and, at the Closing Date (and any settlement date pursuant to Section 3(b) hereof), no stop order suspending the effectiveness of the Registration Statement or any qualification in any jurisdiction shall have been issued and no proceedings for that purpose shall have been with.

         (b) The Company shall have furnished to the Representative the opinion of Maurice J. Bates, LLC, counsel for the Company, addressed to the Underwriters and dated the Closing Date (and any settlement date pursuant to Section 3(b) hereof), or other evidence satisfactory to the Representative to the effect that:

                  (i) The Registration Statement has become effective under the Act; any required filing of the Prospectus or any supplements thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any qualification in any jurisdiction has been issued and no proceedings for that purpose have been instituted or threatened; any request from the Commission for additional information has been complied with; the Registration Statement and the Prospectus (and any supplements thereto) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder.

                   (ii) The Company has no subsidiaries other than those described in the Registration Statement.

                  (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it conducts its business or owns property and in which the failure, individually or in the aggregate, to be so qualified would have a Material Adverse Effect. The Company has all necessary and material authorizations, approvals, orders, licenses, certificates and permits of and from all government regulatory officials and bodies, to own is properties and conduct is business as described in the Prospectus, except where failure to obtain such authorizations, approvals, orders, licenses, certificates or permits would not have a Material Adverse Effect.

                  (iv) the Company does not own any shares of capital stock or any other equity securities of any corporation or any equity interest in any firm, partnership, association or other entity other than as described in the Prospectus and ownership interests that would not have a Material Adverse Effect.

                  (v) The Company has an authorized share capitalization as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; all outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable and the certificates therefor are in valid and sufficient form; there are no other classes of stock outstanding except Common Stock and as described in the Prospectus; all outstanding options to purchase shares of Common Stock have been duly and validly authorized and issued; except as described in the Prospectus, there are no options, warrant or rights to acquire, or debt instruments convertible into or exchangeable for, or other agreements or understandings to which the Company is a party, outstanding or in existence, entitling any person to purchase or otherwise acquire any shares of capital stock of the Company; the issuance and sale of the Securities have been duly and validly authorized and, when issued and delivered and paid for, the Securities will be fully paid and nonassessable and free from preemptive rights, and will conform in all respects to the description thereof contained in the Prospectus; the Redeemable Warrant and Underwriters' Warrant constitute valid and binding obligations of the Company enforceable in accordance with their terms and the Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise thereof; the Redeemable Warrant and Underwriters' Warrant possess the rights, privileges and characteristics as represented in the forms filed as Exhibits to the Registration Statement and as described in the Prospectus; the Securities (other than the Underwriters' Warrant) have been approved for listing on the American Stock Exchange upon notice of issuance thereof; the certificates for the Securities are in valid and sufficient form. Each offer and sale of securities of the Company described in Item 26 of Part II of the Registration Statement was effected in compliance with the Act and the rules and regulations thereunder and with all applicable Blue Sky laws.

                  (vi) Other than as described in the Prospectus, there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body, domestic or foreign, or any arbitrator involving the Company of a character required to be disclosed in the Registration Statement or the Prospectus that is not adequately disclosed in the Prospectus, and, to the best knowledge of such counsel, there is no contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit, which is not described or filed as required.

                  (vii) This  Agreement has been duly  authorized,  executed and delivered by the Company and constitutes the legal, valid and binding agreement and obligation of the Company enforceable against it in accordance with its terms (subject to standard bankruptcy and equitable remedy exceptions, and limitations under the Act as to the enforceability of indemnification provisions).

                  (viii) The Company has full corporate power and corporate authority to enter into and perform is obligations under this Agreement and to issue, sell and deliver the Securities in the manner provided in this Agreement; and the Company has taken all necessary corporate action to authorize the execution and delivery of, and the performance of is obligations under, this Agreement.

                  (ix) Neither the offering, issue and sale of the Securities nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of the terms hereof, will conflict with or result in a breach or violation of, or constitute a default under, or result in the imposition of a lien on any properties of the Company, or an acceleration of indebtedness pursuant to, the Certificate of Incorporation or bylaws of the Company, or any of the terms of any indenture or other agreement or instrument to which the Company is a party or by which is properties are bound, or any law, order, judgment, decree, rule or regulation applicable to the Company of any court, regulatory body, administrative agency, governmental body, stock exchange or arbitrator having jurisdiction over the Company. The Company is not in violation of is Certificate of Incorporation or bylaws or in breach of or default under any of the terms of any indenture or other agreement or instrument to which it is a party or by which it or its properties are bound, which breach or default would, individually or in the aggregate, have a Material Adverse Effect.

                  (x) Except as disclosed in the Prospectus, no person has the right, contractual or otherwise, to cause the Company to issue to it any shares of capital stock in consequence of the issue and sale of the Securities to be sold by the Company hereunder nor does any person have preemptive rights, or rights of first refusal or other rights to purchase any of the Securities. Except as referred to in the Prospectus, no person holds a right to require or participate in a registration under the Act of Common Stock or any other equity securities of the Company.

                  (xi) No consent, approval, authorization or order of, or declaration or filing with, any court or governmental agency or body is required to be obtained or filed by or on behalf of the Company in connection with the transactions contemplated herein, except such as may have been obtained or made and registration of the Securities under the Act, and such as may be required under the Blue Sky laws of any jurisdiction.

                  (xii) The Company is not in violation of or default under any judgment, ruling, decree or order or any statute, rule or regulation of any court or other United States governmental agency or body, including any applicable laws respecting employment, immigration and wages and hours, in each case, where such violation or default could have a Material Adverse Effect. The Company is not involved in any labor dispute, nor, to the best knowledge of such counsel, is any labor dispute threatened.

                  (xiii) The Company is not an investment company subject to registration under the Investment Company Act of 1940, as amended.

                  (xiv) The preparation and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

                  (xv) The Company  owns or  possesses,  or has the right to use pursuant to licenses, sublicenses, agreements, permissions or otherwise, adequate patents, copyrights, trade names, trademarks, service marks, licenses and other intellectual property rights necessary to carry on its business as described in the Prospectus, and, except as set forth in the Prospectus, neither the Company n has received any notice of either (i) default under any of the foregoing or
         (ii) infringement of or conflict with asserted rights of others with respect to, or challenge to the validity of, any of the foregoing which, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect, and counsel knows of no facts which could reasonably be anticipated to serve as the basis for any such notice.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in the first one clauses of subparagraph (v) above), on the basis of the foregoing and on such counsel's participation in the preparation of the Registration Statement and the Prospectus, nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement, at the Effective Date and at the Closing Date (and any settlement date pursuant to Section 3(b) hereof), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus, at the date of such Prospectus or at the Closing Date (or any settlement date pursuant to Section 3(b) hereof), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the Financial Statements and schedules and other financial or statistical data included in the Registration Statement or Prospectus).

         References to the Prospectus in this Section 6(b) shall include any supplements thereto.

         (c) The Representative shall have received from Winstead Sechrest & Minick, P.C., counsel for the Underwriters, an opinion dated the Closing Date (and any settlement date pursuant to Section 3(b) hereof), with respect to the issuance and sale of the Securities, and with respect to the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (d) The Company shall have furnished to the Representative a certificate of the Company, signed by its President and Chief Executive Officer, and Vice President-Finance and Secretary, dated the Closing Date (and any settlement date pursuant to Section 3(b) hereof), to the effect that each has carefully examined the Registration Statement, the Prospectus (and any supplements thereto) and this Agreement, and, after due inquiry, that:


                  (i) As of the Closing Date (and any settlement date pursuant to Section 3(b) hereof), the statements made in the Registration Statement and the Prospectus are true and correct and the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.



                  (ii) No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction is in effect and no proceeding for such purpose is pending before or, to the knowledge of such officers, threatened or contemplated by the Commission or the authorities of any such jurisdiction; and any request for additional information with respect to the Registration Statement or the Prospectus on the part of the staff of the Commission or any such authorities brought to the attention of such officers has been complied with to the satisfaction of the staff of the Commission or such authorities.



                  (iii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company, except as set forth in or contemplated by the Registration Statement and the Prospectus, (y) there has not been any material adverse change in the general affairs, business, prospects, properties, management, results of operations or condition (financial or otherwise) of the Company, whether or not arising from transactions in the ordinary course of business, in each case, other than as set forth in or contemplated by the Registration Statement and the Prospectus, and (z) the Company has not sustained any material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus.



                  (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no litigation instituted against the Company, any of its respective officers or directors, or (to the best knowledge of such officers) any affiliate or promoter of the Company, and since such dates there has been no proceeding instituted or, to the best knowledge of such officers, threatened against the Company, any of its officers or directors, or (to the best knowledge of such officers) any affiliate or promoter of the Company, before any federal, state or county court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding could have a Material Adverse Effect.



                  (v) Each of the representations and warranties of the Company in this Agreement is true and correct in all material respects on and as of the Execution Time and the Closing Date (and any settlement date pursuant to Section 3(b) hereof) with the same effect as if made on and as of the Closing Date (and any settlement date pursuant to Section 3(b) hereof).



                  (vi) Each of the covenants required in this Agreement to be performed by the Company on or prior to the Closing Date (and any settlement date pursuant to Section 3(b) hereof) has been duly, timely and fully performed, and each condition required herein to be complied with by the Company on or prior to the Closing Date (and any settlement date pursuant to Section 3(b) hereof) has been duly, timely and fully complied with.


         (e) At the Execution Time and on the Closing Date (and any settlement date pursuant to Section 3(b) hereof), Moss Adams LLP, shall have furnished to the Representative letters, dated as of such dates, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations thereunder and stating in effect that:

                  (i) In their opinion, the audited Financial statements of the Company for the fiscal year ended February 28, 1997, and the unaudited Financial statements for the periods ended May 31, 1996 and 1997, and the notes to the Financial Statements and Financial Statement schedules for those periods included in the Registration Statement and the Prospectus, comply in form in all material respects with the applicable accounting requirements of the Act and the applicable rules and regulations thereunder.

                  (ii) On the basis of a reading of the latest unaudited Financial Statements made available by the Company, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the Shareholders, directors and committees of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company, nothing came to their attention that caused them to believe that with respect to the period subsequent to February 28, 1997, at a specified date not more than five business days prior to the date of the letter,
         (y) there were any changes in the long-term debt or capital stock of the Company, or decreases in net current assets, net assets or Shareholders' equity of the Company as compared with the amounts shown on the February 28, 1997 balance sheets included in the Registration Statement and the Prospectus or (z) there were any decreases in reserves, sales, net income or income from operations, of the Company, as compared with the corresponding period in the preceding year, except for changes or decreases which the Registration Statement discloses have occurred or may occur and except for changes or decreases, set forth in such letter, in which case (A) the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative and (B) such changes or decreases and the explanation thereof shall be acceptable to the Representative, in its sole discretion.

                  (iii) They have performed certain other specified procedures as a result of which they determined that all information of an accounting,  financial  or  statistical  nature  (which is  limited  to accounting, financial or statistical information derived from the general accounting records of the Company ) set forth in the Registration Statement and the Prospectus and specified by you prior to the Execution Time, agrees with the accounting records of the Company.

                  (iv) On the basis of a reading of the unaudited pro forma balance sheet as of May 31, 1997 and the related unaudited pro forma statements of income for the one fiscal years ended February 28, 1997, and the three months ended May 31, 1996 and May 31, 1997, and the procedures specified by you prior to the Execution Time, nothing came to their attention that caused them to believe that the above described pro forma balance sheet and statements of income had not been properly compiled on the pro forma bases described in the notes thereto.

                  References to the Prospectus in this Section 6(e) shall include any supplements thereto.

                  The Representative shall also have also received from Moss Adams, a letter stating that the Company's system of internal accounting controls taken as a whole are sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material to the Financial statements of the Company.

         (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any changes or decreases from that specified in the letters referred to in
Section 6(e) hereof or (ii) any change, or any development involving a prospective change, in or affecting the properties, assets, results of operations, business, capitalization, net worth, prospects, general affairs or condition (financial or otherwise) of the Company the effect of which is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or delivery of the Securities as contemplated by the Registration Statement and the Prospectus.

         (g) On or prior to the Effective Date, the Securities shall have been approved for listing on the American Stock Exchange.

         (h) The Company shall not have sustained any uninsured substantial loss as a result of fire, flood, accident or other calamity.

         (i) The Company shall have furnished to the Representative certificate of the Secretary of the Company certifying as to certain information and other matters as the Representative may reasonably request.

         (j) The Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in any respect when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all respects reasonably satisfactory in form and substance to the Representative and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date (or any settlement date, pursuant to Section 3(b) hereof), by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone, facsimile or telegraph confirmed in writing.

     7. Fees and Expenses and Underwriters' Warrant. The Company agrees to pay or cause to be paid the following:

         (a) the fees, disbursements and expenses of is own counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Prospectus, and any drafts thereof, and amendments and supplements thereto, and the mailing and delivery of copies thereof to the Underwriters and dealers;

         (b) all expenses in connection with the qualification of the Securities for offering under state securities laws, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Memorandum;

         (c) all filing and other fees in connection with filing with the NASD, and complying with applicable review requirements thereof;

         (d) the cost of preparing and printing certificates for the Securities;

         (e) all expenses, taxes, fees and commissions, including, without limitation, any and all fixed transfer duties sellers' and buyers' stamp taxes or duties on the purchase and sale of the Securities and stock exchange brokerage and transaction levies with respect to the purchase and, if applicable, the sale of the Securities (the latter to the extent paid and not reimbursed) (i) incident to the sale and delivery by the Company of the Securities to the Underwriters and (ii) incident to the sale and delivery of the Securities by the Underwriters to the initial purchasers thereof;

         (f) the costs and charges of any transfer agent and registrar;

     (g) the fees and expenses in connection with qualification of the Securities for listing on the American Stock Exchange;

         (h) a nonaccountable expense allowance of 2.0% of the proceeds derived from the offering (including the Units described in Section 2(b) hereof) payable to the Representative, and

         (i) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section 7.

         In addition to the sums payable to the Representative as provided elsewhere herein and in addition to the Underwriters' Option, the Underwriters shall be entitled to receive, as partial compensation for their services, unit purchase warrant (the "Underwriters' Warrant") for the purchase of an additional 100,000 Units. The Underwriters' Warrant shall be issued pursuant to the Underwriters' Warrant and Registration Rights Agreement in the form of Exhibit B attached hereto and shall be exercisable, in whole or in part, for a period of four years commencing one year from the date of the Prospectus, at 120% of the public offering price of the Units. The Underwriters' Warrant, including the Redeemable Warrant issuable upon exercise thereof, shall be non-transferable for one year from the date of issuance of the Underwriters' Warrant, except for (i) transfers to officers or partners of the Underwriters, (ii) in connection with a merger, consolidation or reorganization of the Company or (iii) transfers occurring by operation of law. The terms of the Units subject to the Underwriters' Warrant shall be the same as the Units sold to the public.

         Without limiting in any respect the foregoing obligations of the Company, which obligations shall survive any termination of this Agreement, if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof, or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company agrees to reimburse the Underwriters, upon demand, for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities to the extent the amounts paid pursuant to Section 7(h) hereof are insufficient therefor.

8.       Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i)
Section 1 of this Agreement, the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or (ii) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for use in the Registration Statement or Prospectus; provided further, that with respect to any untrue statement or omission, or any alleged untrue statement or omission, made in any Preliminary Prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling any such Underwriter) from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Securities concerned to the extent that such untrue statement or omission, or alleged untrue statement or omission, has been corrected in the Prospectus and the failure to deliver the Prospectus was not a result of the Company's failure to comply with its obligations under Section 5(d) hereof. The indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless the settlement or compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding, satisfactory in form and substance to the Representative.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for use in the Registration Statement or Prospectus. The Company acknowledges that the corporate names of the Underwriters and the information under the heading "Underwriting" in the Prospectus and in any Preliminary Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters. The obligations of each Underwriter under this subsection (b) shall be in addition to any liability which the Underwriters may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party, unless such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. All such expenses shall be paid by the indemnifying party as incurred by an indemnified party. Any such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed promptly after notice by such indemnified party to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the indemnified party in any such action, suit or proceeding or (iii) the named parties in any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, which firm shall be designated in writing to the indemnifying party). Any such fees and expenses payable by the indemnifying party shall be paid to or on behalf of the indemnified party entitled thereto as incurred. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which shall not be unreasonably withheld.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 8(a) or 8(b) is applicable in accordance with its terms but is for any reason held by a court to be unavailable from the indemnifying party on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible in the aggregate for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing thereon and the Company is responsible for the balance; provided, however, that
(i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Units to be purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (ii) of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise.

9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Units agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of Units set forth opposite their names in Schedule I hereto bears to the aggregate number of Units set forth opposite the names of all the remaining Underwriters) the Units which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that if the aggregate number of Units which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Units set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of such Units, and if such nondefaulting Underwriters do not purchase all of such Units, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company except as otherwise provided in
Section  7. In the event of a default  by any  Underwriter  as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or any nondefaulting Underwriter for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (a) a suspension or material limitation in trading in securities generally on the New York or American Stock Exchange, any over-the-counter market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade shall have occurred, (b) a banking moratorium shall have been declared by federal, New York or California state authorities, (c) the United States shall have engaged in hostilities which shall have resulted in the declaration, on or after the date hereof, of a national emergency or war, or (d) a change in national or international political, financial or economic conditions or national or international equity markets or currency exchange rates shall have occurred, if the effect of any such event specified above is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or delivery of the Securities as contemplated by the Registration Statement and the Prospectus.

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, its officers and the Underwriters set forth in, referred to in, or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and will be mailed, delivered, telegraphed or sent by facsimile transmission and confirmed:

         to the Representative at:

     National Securities Corporation
     875 North Michigan Avenue, Suite 1560
        Chicago, Illinois 60611
        Attention: Steven A. Rothstein

        Facsimile No. (312) 751-0769

     to the Company at:

     Westower Corporation
     19440 Enterprise Way
     Surrey, B.C. V3S 6J9
     Facsimile No. (604) 533-9808

     13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereon and hereon were on the same instrument.

     15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of Illinois.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholders and the several Underwriters.

                                                  Very truly yours,

                                                  Westower Corporation



                                             By:
                                                   Calvin J. Payne, President


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

National Securities Corporation


By:
    Steven A. Rothstein

For itself and the other several Underwriters in Schedule I to the foregoing Agreement.





Selling Shareholders


-------------------------
Calvin J. Payne


-------------------------
S. Roy Jeffrey


-------------------------
Walter Friesen


-------------------------
Valdis V. Rundans